UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2006

Commission File Number: 333 - 134175

LEXINGTON ENERGY SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(state or other jurisdiction of incorporation or organization)

207 West Hastings Street, Suite 1209, Vancouver, British Columbia, Canada V6B 1H7
(Address of principal executive offices)

604-899-4550
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On December 11, 2006, Lexington Energy Services Inc. (the “Company”) will issue a press release entitled “Lexington Energy Services Inc. announces drilling operations veterans join its drilling subsidiary’s management team" The press release is attached as Exhibit 99.1 hereto.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 – Other Events

The Company’s wholly-owned subsidiary Lexcore Inc. (“Lexcore”), has verbally agreed to hire two new Vice-Presidents, Dan Nanninga and D’Arcy Viksush.

Dan Nanninga has over 32 years experience in the or direct drilling supervision experience. D’Arcy Viksush has over 20 years experience in all aspects of the oil and gas industry.

Lexcore intends to enter into written employment agreements within the next week.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1	Press Release dated December 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2006		LEXINGTON ENERGY SERVICES INC.
(Registrant)

	By:	/s/ Larry Kristof
Director, President, Chief Executive Officer,